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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 19, 1999

                               EGGHEAD.COM, INC.
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            (Exact name of Registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

    000-29184                                                   77-0408319
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    (Commission                                             (IRS Employer
    File Number)                                            Identification No.)


               1350 Willow Road, Menlo Park, CA                  94025
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               (Address of principal executive offices)        (Zip Code)


                                (650) 470-2400
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                        (Registrant's telephone number)

                                 ONSALE, INC.
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         (Former name or former address, if changed since last report)

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ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS.

     On November 19, 1999, Onsale, Inc., a Delaware corporation, completed its merger with Egghead.com, Inc., a Washington corporation ("Egghead/WA"). In connection with the transaction, Onsale changed its name to "Egghead.com, Inc." ("New Egghead"). New Egghead is a leading Internet retailer of new and surplus computer products, consumer electronics, sporting goods and vacation packages. Through its auction site - www.onsale.com - New Egghead sells excess and closeout goods and services.

     The transaction was accomplished by merging a wholly owned subsidiary of Onsale into Egghead/WA. Egghead/WA survived the merger, was renamed EO Corporation and became and a wholly owned subsidiary of New Egghead. New Egghead intends to account for the transaction as a pooling of interests, and the merger is intended to qualify as a tax-free reorganization.

     S. Jerrold Kaplan, formerly the President, Chief Executive Officer and Chairman of Onsale, is the President and Chief Executive Officer of New Egghead and George Orban, formerly the Chief Executive Officer and Chairman of Egghead/WA, is the Chairman of New Egghead. New Egghead's board of directors consists of four directors from Onsale (S. Jerrold Kaplan, Alan S. Fisher, Peter
L. Harris and Kenneth J. Orton) and three other directors from Egghead/WA (C. Scott Gibson, Robert T. Wall and Karen White) in addition to George Orban. Peter
H. Jackson resigned as a director of Onsale effective upon the closing of the merger. A ninth director will be named at a later time.

     In the merger, New Egghead issued approximately 17.4 million shares of its common stock, and converted outstanding options and purchase rights to acquire Egghead/WA common stock into options and purchase rights to acquire approximately 1.4 million shares of New Egghead common stock. On November 30, 1999, New Egghead filed a registration statement on Form S-8 with the Securities and Exchange Commission to register the shares of New Egghead common stock to be issued pursuant to the exercise of these options and purchase rights.

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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.
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          (i)   Egghead.com, Inc. unaudited consolidated financial statements and notes thereto for the twenty-six weeks ended October 2, 1999 (incorporated by reference to Egghead's quarterly report on Form 10-Q for the quarterly period ended October 2, 1999);

          (ii) Egghead.com, Inc. audited consolidated balance sheets and notes thereto for the fiscal years ended April 3, 1999 and March 28, 1998 (incorporated by reference to Egghead's annual report on Form 10-K for the fiscal year ended April 3, 1999); and

          (iii) Egghead.com, Inc. audited consolidated statements of operations and audited consolidated statements of cash flows for the fiscal years ended April 3, 1999, March 28, 1998 and March 29, 1997 (incorporated by reference to Egghead's annual report on Form 10-K for the fiscal year ended April 3, 1999).

     (b)  Pro Forma Financial Information.
          -------------------------------

          The financial information required by this item will be filed by an amendment to this report on or prior to February 2, 1999.

     (c)  Exhibits.
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            2.01     Agreement and Plan of Merger, dated July 13, 1999, among
                     Onsale, Egghead/WA and a wholly owned subsidiary of Onsale (incorporated by reference to Exhibit 2.01 to Onsale's current report on Form 8-K, filed with the Commission on July 23, 1999).

            2.02 Articles of Merger, as filed with the Washington Secretary of State on November 19, 1999.

           99.01 Press Release issued by New Egghead on November 22, 1999, announcing the closing of the merger.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 1, 1999                 EGGHEAD.COM, INC.


                                        By: /s/ John E. Labbett
                                            -----------------------------
                                            John E. Labbett
                                            Senior Vice President and
                                            Chief Financial Officer

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